                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-25209) pertaining to The Lincoln Electric Company 1988 Incentive Equity Plan of our report dated March 3, 1995, with respect to the consolidated financial statements and schedule of The Lincoln Electric Company and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 1994.

                                            ERNST & YOUNG LLP

Cleveland, Ohio
March 30, 1995

                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement Form S-8 (No. 33-25209) of The Lincoln Electric Company of our report dated March 27, 1995 relating to the consolidated financial statements of The Lincoln Electric Company (Australia) Proprietary Limited and subsidiaries appearing on page 18 of this Form 10-K.

/s/ Price Waterhouse
-----------------------------------
Price Waterhouse

Parramatta, Australia
March 27, 1995

                                                                      EXHIBIT 23

KPMG KLYNVELD PEAT MARWICK GOERDELER

Ernst & Young
Attn: Mr. J. Katzenmeyer
1300 Huntington Building
Cleveland, Ohio 44115
USA

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Forms S-8 of our independent auditors' report dated March 12, 1993 on the consolidated financial statements and schedules of Messer Lincoln GmbH and its subsidiary as at December 31, 1992 referred to in the annual report on Form 10-K of The Lincoln Electric Company for the year ended December 31, 1994.

Dusseldorf, March 21, 1995

KPMG KLYNVELD PEAT MARWICK GOERDELER
Gesellschaft mit beschrankter Haftung
Wirtschaftsprufungsgesellschaft



/s/ R. Kassing                                 /s/ T. te Dorsthorst
----------------------------                   ------------------------------
R. Kassing                                     T. te Dorsthorst

                                                                      EXHIBIT 23

KPMG ACCOUNTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Forms S-8 of our report on the consolidated financial statements and schedules of Lincoln-Norweld B.V. and its subsidiaries referred to in the annual report on Form 10-K of The Lincoln Electric Company for the year ended December 31, 1994.

Arnhem, The Netherlands

March 28, 1995

                                            /s/ KPMG Accounts N.V.
                                            -------------------------------
                                            KPMG Accountants N.V.